UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 7, 2004

                              CARREKER CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                     0-24201                     75-1622836
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

        4055 Valley View Lane
            Dallas, Texas                                               75244
(Address of principal executive offices)                              (Zip Code)

                                 (972) 458-1981
              (Registrant's telephone number, including area code)

          ------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

Carreker Corporation has reported its 3rd quarter fiscal 2004 financial results. The Company's press release dated December 7, 2004 announcing the results is attached hereto as Exhibit 99.1.

The information in this Report and the exhibit attached hereto is furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, unless the registrant specifically states that the information is to be considered "filed" under the Securities Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits.

        Exhibit
        Number       Description
        ------       -----------

        99.1         Carreker Corporation press release dated December 7, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  CARREKER CORPORATION
                                                       (Registrant)

Date:    December 7, 2004                         By: /s/ Lisa K. Peterson
                                                      --------------------------
                                                      Executive Vice President
                                                      and Chief Financial
                                                      Officer